                                                                Exhibit 99.2

                                                   SESA AND ITS SUBSIDIARIES
                                                 SELECTED FINANCIAL PROJECTIONS
                                                FOR THE FULL YEAR 2003 AND 2004

                                                      ENTITY 3             ENTITY 5                   ENTITY 3         ENTITY 5
(IN MILLIONS)                                           2003                 2003                       2004             2004
                                                   FULL YEAR FCST*       FULL YEAR FCST*            PROJECTIONS      PROJECTIONS
                                                   ---------------       ---------------            -----------      -----------
INCOME STATEMENT
      SALES                                                 21.2                  26.5                   29.3              29.5
      COGS                                                  13.5                  26.0                   20.8              24.3
                                                   --------------        --------------             -----------      -----------
      GROSS PROFIT                                           7.8                   0.4                    8.5               5.2
      MAT                                                    3.6                   6.2                    4.1               4.6
      AMORTIZATION                                           0.7                   1.4                    0.7               1.4
      OTHER INCOME (EXP)                                    (0.1)                 (0.0)                  (0.1)              0.5
                                                   --------------        --------------             -----------      -----------
      EBIT                                                   3.3                  (7.2)                   3.6              (0.2)

BALANCE SHEET

      TRADE RECEIVABLES                                      1.8                   2.5                    2.9               2.5
      TOTAL INVENTORIES                                      3.3                  10.0                    3.4              10.0
      OTHER ASSETS                                          49.2                 111.6                   50.3             109.9
                                                   --------------        --------------             -----------      -----------
         TOTAL ASSETS                                       54.3                 124.1                   56.6             122.4

      TRADE PAYABLES                                         1.0                   0.5                    0.9               0.7
      SHORT-TERM ACCRUALS                                    2.8                  17.0                    3.1              15.7
      OTHER LIABILITIES                                      3.2                     -                    1.7                 -
                                                   --------------        --------------             -----------      -----------
         TOTAL LIABILITIES                                   7.0                  17.5                    5.8              16.4

NOTE: ASSETS EXCLUDE CASH AND LIABILITIES
EXCLUDE DEBT.

CASH FLOW
      EBIT                                                   3.3                  (7.2)                   3.6              (0.2)
         CURRENCY GAINS/LOSSES                              (0.0)                  0.3                      -                 -
         INTEREST EXPENSE                                   (0.2)                    -                   (0.2)                -
         INCOME TAXES                                       (0.8)                  1.7                   (0.6)              0.4
      NET INCOME                                             2.3                  (5.2)                   2.8               0.2
         NON-CASH ITEMS:

            DEPRECIATION AND AMORTIZATION                    4.1                   5.8                    4.5               3.6
            OTHER                                              -                   1.0                      -                 -
      TRADE RECEIVABLES                                     (0.4)                 (0.0)                  (1.1)                -
      TOTAL INVENTORIES                                      0.3                  (1.0)                  (0.1)                -
      TRADE PAYABLES                                         0.3                   0.3                   (0.1)              0.2
      OTHER BALANCE SHEET CHANGES                           (1.2)                    -                   (1.1)             (1.3)
                                                   --------------        --------------             -----------      -----------
      CASH FROM OPERATIONS                                   5.4                   1.0                    5.1               2.7
         CAPITAL EXPENDITURES                               (6.0)                 (1.1)                  (5.7)             (1.9)
                                                   --------------        --------------             -----------      -----------
      FREE CASH FLOW                                        (0.6)                 (0.1)                  (0.7)              0.8

CAPITAL EXPENDITURE DETAILS
      GROWTH                                                 5.6                   0.1                    5.5               0.4
      MAINTENANCE                                            0.3                   0.9                    0.2               1.3
      COST REDUCTION                                         0.1                   0.1                      -               0.2
      OTHER                                                  0.0                     -                      -                 -
                                                   --------------        --------------             -----------      -----------
      TOTAL                                                 5.99                  1.13                    5.7               1.9

* - Includes actual results through October, 2003 and forecasted results for November and December as of November 12, 2003.